AMENDMENT N°. 9

This Amendment No. 9 (the “Amendment”) is made and entered into as of July 18th 2024 (“Effective Date”) between Innate Pharma SA, a corporation existing under the laws of France (“IPH”) and Novo Nordisk A/S, a corporation existing under the laws of Denmark (“NN”) with regards to the Joint Research, Development, Option and License Agreement dated March 28, 2006, as amended by Amendment and Supplement No.1, dated October 8, 2008, Amendment and Supplement No. 2, dated October 8, 2008, Amendment and Supplement No. 3, dated June 26, 2009, Amendment No. 4, dated December 13, 2010, Amendment No. 5, dated December 13, 2010, Amendment 6 dated July 1st 2011, Amendment and Supplement No. 7 dated February 5, 2014 and Amendment and Supplement No. 8 dated September 16 2016 (collectively, the “Agreement”). NN and IPH may each individually be referred to as “Party” and collectively as “Parties”.

Whereas pursuant to the Agreement, NN and IPH agreed to work, independently, jointly and/or together with agreed-upon Third Parties, to (a) discover or identify Drug Candidates, and (b) optimize Drug Candidates for progression to (i) Licensed Products for further development and commercialization by NN or (ii) Niche Candidates for further development and commercialization by IPH (either alone or together with NN), in each case for all uses and purposes, including therapeutic, prophylactic and, except as otherwise expressly therein provided, diagnostic uses;

Whereas pursuant to Amendment No.1 and with effect from Amendment No.1 Effective Date, NN classified Anti-KIR as a Niche Candidate for independent further development and commercialization by IPH for any human therapeutic, prophylactic or diagnostic indication or application;

Whereas as a condition precedent to its entry into a license agreement with IPH pursuant to which Bristol-Myers Squibb Company (“BMS”) became an Out-licensee under the Agreement (the “Out-licensee”), the Parties have executed Amendment No 6 on July 1st 2011 clarifying certain matters with respect to the rights and obligations of the Parties and of BMS with respect to Anti-KIR; and

Whereas Anti-Kir or Anti-Kir Antibodies were licensed-out by IPH to BMS under a Collaboration and License Agreement dated July 6th 2011 (the “ BMS COLA”);

Whereas The development of lirilumab and other Anti-Kir or Anti-Kir Antibodies in a number of Phase I and II clinical trials sponsored by NN, IPH and/or BMS ended in 2017 for lack of clinical efficacy in Phase 2 trials in several tumor types including Acute Myeloid Leukemia and Head and Neck cancer;

Whereas IPH and BMS would like to terminate their Collaboration and License Agreement and are contemplating the abandonment of all IP rights, patents, regulatory material and more globally all information related to Anti-Kir or Anti-Kir Antibodies;
Now, therefore, the Parties, intending to be legally bound, agree as follows:

1.The terms defined in the Agreement shall have the meaning herein, unless otherwise defined herein or unless the context otherwise requires. To the extent that the Agreement is explicitly amended by this Amendment, the terms of the Amendment will control where the terms of the Agreement are contrary to or conflict with the following provisions. Where the Agreement is not explicitly amended by this Amendment, the terms of the Agreement will remain in force.

2.The Parties hereby acknowledge that the BMS COLA has been terminated with BMS ceasing to be an Out-Licensee as of July 18th 2024.

3.With effect from the Effective Date, the Parties hereby agree to partially terminate the JRDOLA with respect to Anti-Kir, Anti-Kir Product or Anti-Kir Antibodies.

4.As a consequence all rights and obligations of the Parties are terminated with respect to Anti-Kir, Anti-Kir Product or Anti-Kir Antibodies as from the Effective Date and each Party hereby waive any rights such Party may have on the Anti-Kir or Anti-Kir Antibodies IP rights, Anti-KIR Patents, regulatory material and more globally all information related to Anti-Kir, Anti-Kir Product or Anti-Kir Antibodies;

5.The Anti-KIR Patents (including Shared Anti-KIR Patents) are listed in Appendix 1.

6.BMS and IPH intends to discontinue the prosecution, maintenance and defense of the Shared Anti-KIR Patents.

7.NN acknowledges BMS and IPH intention to abandon such Shared Anti-KIR Patents and hereby similarly abandon its rights to file, defend, maintain or continue prosecution of any of such Shared Anti-KIR Patent, at its own expense.

8.NN acknowledges that University of Genoa may choose to file, defend, maintain or continue prosecution of any of such Shared Anti-KIR Patent in which it has ownership rights.

9.Further, neither BMS nor IPH shall have any obligation to transfer back any IP right, patent or regulatory material, clinical data and more globally all information related to Anti-Kir, Anti-Kir Product or Anti-Kir Antibodies to NN.

10.All and any remaining payment obligations, if any, with regard to Anti-Kir, Anti-Kir Product or Anti-Kir Antibodies are hereby terminated.

11.Each Party hereby waives all rights it may have under the Agreement on any Collaborative IPR, Collaboration Research Technology IPR, Collaboration Patent or Collaboration Know-How on Anti-Kir, Anti-Kir Product or Anti-Kir Antibodies and hereby declares and warrants that it will not continue to maintain any Collaboration Patent on Anti-Kir, Anti-Kir Product or Anti-Kir Antibodies. Any intellectual property that might have been created jointly by the Parties and/or that is defined as Collaborative IPR, Collaboration Research Technology IPR, Collaboration Patent or Collaboration Know-How on Anti-Kir, Anti-Kir Product or Anti-Kir Antibodies will become part of the public domain.

As a consequence, each Party may conduct research on Anti-Kir or Anti-Kir Antibodies. Any new invention or new intellectual property rights that may arise after the Effective Date from such research activities performed individually by either party will be the property of the Party having conducted the research with no right nor any obligation to the others.

12.Each Party hereby waives any action it may have against the other based on or related to Anti-Kir, Anti-Kir Product or Anti-Kir Antibodies rights and obligations as provided by the JRDOLA.

13.This Amendment shall be deemed an integral part of the Agreement. Except as expressly set forth herein, all provisions of the Agreement shall remain unchanged and in full force and effect. The Parties expressly affirm their mutual intention that this Amendment to the Agreement shall constitute a legally binding Amendment to the Agreement.

This Amendment shall be construed and interpreted pursuant to the laws stipulated in the Agreement. All disputes arising out of or in connection with this Amendment N°9 shall be settled by arbitration as provided by the Agreement.

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment.

On behalf of Innate Pharma SA     On behalf of NovoNordisk A/S

Signature: s/ Yannis Morel                Signature: s/ Karin Conde-Knape

Attachment 1

Part A – Anti-KIR Patents

1. Cross-reactive anti-KIR antibodies. Applicant/owner: NN, IPH, and University of Genoa (UG).

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Kirostim NN 6803	6803.204-WO	PCT/DK2004/00470 1-Jul-2004	Compositions and methods for regulating NK cell activity	Published as WO2005/003168 National phase entered
Idem	6803.205.EP	EP 04738967.1 1-Jul-2004	Idem	Granted
Idem	6803.204-BR	BR PI 0412153-8 1-Jul-2004	Idem	Granted
Idem	6803.204-CN	CN 200480021897.0 1-Jul-2004	Idem	Granted
Idem		CN 2014108318900		Abandoned
Idem	6803.204-IL	IL 172700 1-Jul-2004	Idem	Granted
Idem	6803.204-JP	JP 2006-515738 1-Jul-2004	Idem	Granted
Idem	6803.204-IN	IN5990/DELNP/2005 1-Jul-2004	Idem	Granted
Idem	6803.204-CA	CA 2530272 1-Jul-2004	Idem	Granted
Idem	6803.204-KR	KR 2006-7000025 1-Jul-2004	Idem	Granted
Idem	6803.204-ZA	ZA 2006/00792 1-Jul-2004	Idem	Granted
Idem	6803.204-AU	AU 2004253630 1-Jul-2004	Idem	Granted
Idem	6803.204-US	US 11/324356 1-Jul-2004	Idem	Granted
Idem		12/847,090	Idem	Granted
Idem		14/789,548	Idem	Granted
Idem	6803.204-RU	RU 2005140152 1-Jul-2004	Idem	Granted
Idem	6803.204-NO	NO 20060528 1-Jul-2004	Idem	Granted
Idem	6803.204-MX	MX 2005/014074 1-Jul-2004	Idem	Granted

2. Human anti-KIR antibodies, including Anti-KIR(1-7F9). Applicant/owner: NN, IPH, and UG.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Kirostim NN 7121-504	7121.000-DK	DK PA 2005 00025 6-Jan-2005	Human anti-KIR antibodies	Expired
Idem	7121.003-US	US 60/642,808 11-Jan-2005	Idem	Expired
Idem	7121.504-WO	PCT/EP2005/053122 1-Jul-2005	Idem	Published as WO2006/003179 National phase entered
Idem	7121.504-TW	TW 94122367 1-Jul-2005	Idem	Granted
Idem	7121.505-EP	EP 05758642.2 1-Jul-2005	Idem	Granted
EP 10178924.6
Idem	7121.504-AU	AU 2005259221 1-Jul-2005	Idem	Granted
Idem	7121.504-BR	BR 2004PI12138 1-Jul-2005	Idem	Granted
Idem	7121.504-CA	CA 2601417 1-Jul-2005	Idem	Granted
Idem	7121.504-CN	CN 200580022633.1 1-Jul-2005	Idem	Granted
Idem	7121.504-IL	IL 179635 1-Jul-2005	Idem	Granted
Idem	7121.504-IN	IN7162/DELNP/2006 1-Jul-2005	Idem	Granted
Idem	7121.504-JP	JP 2007518617 1-Jul-2005	Idem	Granted
Idem	7121.504-KR	KR 10-2007-7000069 1-Jul-2005	Idem	Granted

Idem	7121.504-MX	MX a/2007/000210 1-Jul-2005	Idem	Granted
Idem	7121.504-NO	NO 20070585 1-Jul-2005	Idem	Granted
Idem	7121.504-RU	RU 2006144820 1-Jul-2005	Idem	Granted
Idem	7121.504-US	US 11/630176 1-Jul-2005	Idem	Abandoned
Idem		US 12/244,170	Idem	Granted
Idem		US 13/347,832	Idem	Granted
Idem		US 13/936,486	Idem	Granted
Idem	7121.504-ZA	ZA 2007/00736 1-Jul-2005	Idem	Granted

3. Treatment of viral infection. Applicant/owner: NN and IPH.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Kirostim NN 6874	6874.000-DK	DK PA 2005 00027 6-Jan-2005	Treatment of viral infection	Expired
Idem	6874.003-US	US 60/646,717 25-Jan-2005	Idem	Expired
Idem	6874.204-WO	PCT/EP2006/050071 6-Jan-2006	Idem	Published as WO2006/072624 National phase entered
Idem	6874.205-EP	EP 06700714.6 6-Jan-2006	Idem	Granted
Idem	6874.204-JP	JP 2007-549894 6-Jan-2006	Idem	Granted
Idem		US 14/043,402	Idem	Granted
Idem	6874.204-US	US 11/813,399 6-Jan-2006	Idem	Granted

4. Anti-KIR combination treatments. Applicant/owner: NN and IPH.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Kirostim NN 6898	6898.000-DK	DK PA 2005 00026 6-Jan-2005	Anti-KIR combination treatment	Expired
Idem	6898.003-US	US 60/642,128 7-Jan-2005	Idem	Expired
Idem	6898.204-WO	PCT/EP2006/050072 6-Jan-2006	Idem	Published as WO2006/072625 National phase entered
Idem	6898.205-EP	EP 06700713.8 6-Jan-2006	Idem	Granted
Idem		EP 16167879.2	Idem	Granted
Idem	6898.204-JP	JP 2007-549895 6-Jan-2006	Idem	Granted
Idem		JP 2014-023776	Idem	Granted
Idem	6898.204-US	US 13/183,602 15-Jul-2011	Idem	Granted

5. Non-competitive antagonist KIR-binding agents. Applicant/owner: Novo Nordisk and Innate-Pharma.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Kirostim NN 6923	6923.000-DK	DK PA 2005 00021 6-Jan-2005	Agents that block KIR-KIR interactions	Expired
Idem	6923.003-US	US 60/642,646 10-Jan-2005	Idem	Expired
Idem	6923.204-WO	PCT/EP2006/050073 6-Jan-2006	KIR-binding agents and methods of use thereof	Published as WO2006/072626 National phase entered
Idem	6923.204-CN	CN 200680001919.6 6-Jan-2006	Idem	Abandoned
Idem		CN 201510214401.1		Granted
Idem	6923.205-EP	EP 2006701729.3 6-Jan-2006	Idem	Granted
Idem	6923.204-IN	IN 4447/DELNP/2007 6-Jan-2006	Idem	Granted
Idem	6923.204-JP	JP 2007-549896 6-Jan-2006	Idem	Granted
Idem	6923.204-US	US 11/813402 6-Jan-2006	Idem	Granted
Idem		US 12/244,101	Idem	Granted

Idem	US 13/745,081	Idem	Granted
Idem	US 14/665,731	Idem	Granted

6. Formulations and dosages of containing Anti-KIR antibodies. Applicant/Owner: Novo Nordisk.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
KIROSTIM NN 7575	7575.000-US	US 60/879964 11-Jan-2007	Anti-KIR antibodies, formulations, and uses thereof	Expired
Idem	7575.010-US	US 60/911527 13-Apr-2007	Idem	Expired
Idem	7575.204-WO	PCT/EP2008/050306 11-Jan-2008	Idem	Published as WO2008/084106
Idem		AU 2008204433	Idem	Granted
Idem		AU 2013237638	Idem	Granted
Idem		CA 2,675,291	Idem	Granted
Idem		CN 200880002001.2	Idem	Granted
Idem		CN 2015101427263	Idem	Granted
Idem		EP 08707869.7	Idem	Granted
Idem		EP 13159380.8	Idem	Granted
Idem		JP 2013-213757	Idem	Granted
Idem		US 14/606,814	Idem	Granted
Idem		US 15/849,128	Idem	Granted

7. Anti-NKG2A (and other receptors) mAbs for inflammatory indications. Applicant/Owner: IPH, UG and NN.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
LDGL-CIP	INNA-051014-WO	PCT/EP2006/067399 13-Oct-2006	Compositions and Methods for treating Proliferative Disorders	Published as WO2007/042573 National phase entered
Idem	INNA-051014-US	US 12/089,314 4-Apr-2008	Idem	Granted
Idem	INNA-051014-AU	AU 200630116 13-Oct-2006	Idem	Granted
Idem	INNA-051014-CA	CA 2,623,109 13-Oct-2006	Idem	Granted
Idem	INNA-051014-CN	CN 200680038141.6 13-Oct-2006	Idem	Granted
Idem	INNA-051014-EP	EP 06 807262.8 13-Oct-2006	Idem	Granted
Idem		EP 11150593.9	Idem	Granted
Idem	INNA-051014-JP	JP 2008-535041 13-Oct-2006	Idem	Granted

8. Antibodies, antibody fragments, and derivatives thereof that cross-react with two or more inhibitory receptors (KIR2DL1 and KIR2DL2,3) present on the cell surface of NK cells, and which potentiate NK cell cytotoxicity in mammalian subjects or in a biological sample. Applicant/owner: IPH and UG.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Kirostim	INNA-030702-I-US	US 60/483,894 07/02/2003	Compositions and methods for regulating NK cell activity	Expired
Idem	INNA-030702-I-US1	US 60/545,471 02/19/2004	Idem	Expired
Idem	INNA-030702-I-WO	PCT/IB2004/002464 07/01/2004	Idem	Published as WO2005/003172 National phase entered
Idem	INNA-030702-I-US3	US 10/563,045 12/30/2005	Idem	Granted
		US 15/876,839	Idem	Granted
Idem	INNA-030702-I-AU	AU 2004253770 07/01/2004	PAN-KIR2DL NK-Receptor Antibodies and their Use in Diagnostic and Therapy	Granted
Idem	INNA-030702-I-BR	BR PI 0412138-4 07/01/2004	Idem	Granted
Idem	INNA-030702-I-CA	CA 2,530,591 07/01/2004	Idem	Granted
Idem	INNA-030702-I-CN	CN 200480024006.7 07/01/2004	Idem	Granted
Idem	INNA-030702- I-EP	EP 04 744115.9 07/01/2004	Idem	Granted

		EP 10178580.	Idem	Granted
Idem	INNA-030702-I-HK	HK 06108029.2 07/18/2006	Idem	Granted
Idem	INNA-030702-I-IL	IL 172613 07/01/2004	Idem	Granted
Idem	INNA-030702-I-IN	IN5904/DELNP/2005 07/01/2004	Idem	Granted
Idem	INNA-030702-I-JP	JP 2006-516606 07/01/2004	Idem	Granted
Idem	INNA-030702-I-KR	KR 10-2006-7000109 07/01/2004	Idem	Granted
Idem	INNA-030702-I-MX	MX PA/a/2005013923 07/01/2004	Idem	Granted
Idem	INNA-030702-I-NO	NO 2005 6048 07/01/2004	Idem	Granted
Idem	INNA-030702-I-RU	RU 2006102960 07/01/2004	Idem	Granted
Idem	INNA-030702-I-ZA	ZA 2006/0842 07/01/2004	Idem	Granted

9. Use of blocking anti-NKG2A and -KIR mAbs (as well as anti-NCR mAbs) in combination with depleting mAbs, where the anti-NKG2A mAb-mediated NK cell activation may enhance ADCC toward a target cell. Applicant/owner: IPH. Subject to Patent Assignment agreement of February 2006 between IPH and the University of Perugia).

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Anti-KIR/ ADCC	INNA-030724-US	US 60/489,489 07/24/2003	Methods and compositions for increasing the efficiency of therapeutic antibodies using compounds that block the inhibitory receptors of NK cells	Expired
Idem	INNA-030724-WO	PCT/IB 2004/02636 07/23/2004	Idem	Published as WO2005/009465 National phase entered
Idem	INNA-030724-US1	US 10/897,624 07/23/2004	Idem	Granted
Idem		US 12/847,090	Idem	Granted
Idem		US 14/789,548	Idem	Granted
Idem	INNA-030724-AU	AU 2004258747 07/23/2004	Idem	Granted
Idem	INNA-030724-BR	BR PI 041 2890-7 07/23/2004	Idem	Granted
Idem	INNA-030724-	CA 2,532,54 07/23/2004	Idem	Granted
Idem	INNA-030724-CN	CN 200480021421. 07/23/2004	Idem	Abandoned
Idem		CN 201110414480.2	Idem	Granted
Idem	INNA-030724-EP	EP 04 744267.8 07/23/2004	Idem	Granted
Idem	INNA-030724-HK	HK 06108031.8 07/18/2006	Idem	Granted
Idem	INNA-030724-IN	IN5934/DELNP/2005 07/23/2004	Idem	Granted
Idem		IN 2422/DELNP/2008	Idem	Granted
Idem	INNA-030724-IL	IL 172679	Idem	Granted
Idem	INNA-030724-JP	JP 2006-520938 07/23/2004	Idem	Granted
Idem		JP 2011-201631	Idem	Granted
Idem		JP 2014-181655	Idem	Granted
Idem	INNA-030724-KR	KR 10-2006-7001698 07/23/2004	Idem	Granted
		KR 10-2012-7014089	Idem	Granted
Idem	INNA-030724-MX	MX PA/a/2006/000841 07/23/2004	Idem	Granted
Idem	INNA-030724-NO	NO 2005 6049 07/23/2004	Idem	Granted
Idem		NO 20150493	Idem	Granted
Idem	INNA-030724-RU	RU 2006105642 07/23/2004	Idem	Granted
Idem	INNA-030724-ZA	ZA 2006/1584 07/23/2004	Idem	Issued

10. Use of depleting anti-NKG2A (and other NK receptor) mAbs for the treatment of LGL and other suitable and/or related diseases including T-cell type LDGL, autoimmune disorders, and any other immunoproliferative or malignant disorders involving NK or other NKG2A-expressing lymphocytes. Applicant/owner: IPH and UG.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
LDGL	INNA-040430-B-US	US 60/567,329 04/30/2004	Compositions and Methods for treating Proliferative Disorders	Expired
Idem	INNA-040430-B-WO	PCT/IB2005/001494 04/29/2005	Idem	Published as WO2005/105849 National phase entered
Idem	INNA-040430-B-US1	US 11/587,892 10/27/2006	Idem	Abandoned
Idem	INNA-040430-B-AU	AU 2005238300 04/29/2005	Idem	Abandoned
Idem	INNA-040430-B-EP	EP 05 739838.0 04/29/2005	Idem	Abandoned
Idem	INNA-040430-B-CA	CA 2,564,246 04/29/2005	Idem	Abandoned
Idem	INNA-040430-B-JP	JP 2007-510158 04/29/2005	Idem	Abandoned

Part B – Shared Anti-KIR Patents

1. Cross-reactive anti-KIR antibodies. Applicant/owner: NN, IPH, and University of Genoa (UG).

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Kirostim NN 6803	6803.204-WO	PCT/DK2004/00470 1-Jul-2004	Compositions and methods for regulating NK cell activity	Published as WO2005/003168 National phase entered
Idem	6803.205.EP	EP 04738967.1 1-Jul-2004	Idem	Granted
Idem	6803.204-BR	BR PI 0412153-8 1-Jul-2004	Idem	Granted
Idem	6803.204-CN	CN 200480021897.0 1-Jul-2004	Idem	Granted
Idem		CN 2014108318900		Abandoned
Idem	6803.204-IL	IL 172700 1-Jul-2004	Idem	Granted
Idem	6803.204-JP	JP 2006-515738 1-Jul-2004	Idem	Granted
Idem	6803.204-IN	IN5990/DELNP/2005 1-Jul-2004	Idem	Granted
Idem	6803.204-CA	CA 2530272 1-Jul-2004	Idem	Granted
Idem	6803.204-KR	KR 2006-7000025 1-Jul-2004	Idem	Granted
Idem	6803.204-ZA	ZA 2006/00792 1-Jul-2004	Idem	Granted
Idem	6803.204-AU	AU 2004253630 1-Jul-2004	Idem	Granted
Idem	6803.204-US	US 11/324356 1-Jul-2004	Idem	Granted
Idem		12/847,090	Idem	Granted
Idem		14/789,548	Idem	Granted
Idem	6803.204-RU	RU 2005140152 1-Jul-2004	Idem	Granted
Idem	6803.204-NO	NO 20060528 1-Jul-2004	Idem	Granted
Idem	6803.204-MX	MX 2005/014074 1-Jul-2004	Idem	Granted

2. Human anti-KIR antibodies, including Anti-KIR(1-7F9). Applicant/owner: NN, IPH, and UG.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Kirostim NN 7121-504	7121.000-DK	DK PA 2005 00025 6-Jan-2005	Human anti-KIR antibodies	Expired
Idem	7121.003-US	US 60/642,808 11-Jan-2005	Idem	Expired
Idem	7121.504-WO	PCT/EP2005/053122 1-Jul-2005	Idem	Published as WO2006/003179 National phase entered
Idem	7121.504-TW	TW 94122367 1-Jul-2005	Idem	Granted
		TW 101113099	Idem	Granted
Idem	7121.505-EP	EP 05758642.2 1-Jul-2005	Idem	Granted
		EP 10178924.6	Idem	Granted

Idem	7121.504-AU	AU 2005259221 1-Jul-2005	Idem	Granted
Idem	7121.504-BR	BR 2004PI12138 1-Jul-2005	Idem	Granted
Idem	7121.504-CA	CA 2601417 1-Jul-2005	Idem	Granted
Idem	7121.504-CN	CN 200580022633.1 1-Jul-2005	Idem	Granted
Idem	7121.504-IL	IL 179635 1-Jul-2005	Idem	Granted
Idem	7121.504-IN	IN7162/DELNP/2006 1-Jul-2005	Idem	Abandoned
Idem	7121.504-JP	JP 2007518617 1-Jul-2005	Idem	Granted
		JP 2012-176067	Idem	Granted
Idem	7121.504-KR	KR 10-2007-7000069 1-Jul-2005	Idem	Granted
Idem	7121.504-MX	MX a/2007/000210 1-Jul-2005	Idem	Granted
Idem	7121.504-NO	NO 20070585 1-Jul-2005	Idem	Granted
		NO 20171133	Idem	Granted
Idem	7121.504-RU	RU 2006144820 1-Jul-2005	Idem	Granted
Idem	7121.504-US	US 11/630176 1-Jul-2005	Idem	Granted
		US 12/244,170	Idem	Granted
		US 13/347,832	Idem	Granted
		US 13/936,486	Idem	Granted
Idem	7121.504-ZA	ZA 2007/00736 1-Jul-2005	Idem	Granted

3. Treatment of viral infection. Applicant/owner: NN and IPH.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Kirostim NN 6874	6874.000-DK	DK PA 2005 00027 6-Jan-2005	Treatment of viral infection	Expired
Idem	6874.003-US	US 60/646,717 25-Jan-2005	Idem	Expired
Idem	6874.204-WO	PCT/EP2006/050071 6-Jan-2006	Idem	Published as WO2006/072624 National phase entered
Idem	6874.205-EP	EP 06700714.6 6-Jan-2006	Idem	Granted
Idem	6874.204-JP	JP 2007-549894 6-Jan-2006	Idem	Granted
Idem		US 14/043,402	Idem	Granted
Idem	6874.204-US	US 11/813,399 6-Jan-2006	Idem	Granted

4. Anti-KIR combination treatments. Applicant/owner: NN and IPH.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Kirostim NN 6898	6898.000-DK	DK PA 2005 00026 6-Jan-2005	Anti-KIR combination treatment	Expired
Idem	6898.003-US	US 60/642,128 7-Jan-2005	Idem	Expired
Idem	6898.204-WO	PCT/EP2006/050072 6-Jan-2006	Idem	Published as WO2006/072625 National phase entered
Idem	6898.205-EP	EP 06700713.8 6-Jan-2006	Idem	Granted
Idem		EP 16167879.2	Idem	Granted
Idem	6898.204-JP	JP 2007-549895 6-Jan-2006	Idem	Granted
Idem		JP 2014-023776	Idem	Granted
Idem	6898.204-US	US 13/183,602 15-Jul-2011	Idem	Granted

5. Non-competitive antagonist KIR-binding agents. Applicant/owner: Novo Nordisk and Innate-Pharma.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
Kirostim NN 6923	6923.000-DK	DK PA 2005 00021 6-Jan-2005	Agents that block KIR-KIR interactions	Expired
Idem	6923.003-US	US 60/642,646 10-Jan-2005	Idem	Expired
Idem	6923.204-WO	PCT/EP2006/050073 6-Jan-2006	KIR-binding agents and methods of use thereof	Published as WO2006/072626 National phase entered
Idem	6923.204-CN	CN 200680001919.6 6-Jan-2006	Idem	Abandoned
Idem		CN 201510214401.1		Granted
Idem	6923.205-EP	EP 2006701729.3 6-Jan-2006	Idem	Granted
Idem	6923.204-IN	IN 4447/DELNP/2007 6-Jan-2006	Idem	Granted
Idem	6923.204-JP	JP 2007-549896 6-Jan-2006	Idem	Granted
Idem	6923.204-US	US 11/813402 6-Jan-2006	Idem	Granted
Idem		US 12/244,101	Idem	Granted
Idem		US 13/745,081	Idem	Granted
Idem		US 14/665,731	Idem	Granted

6. Formulations and dosages of containing Anti-KIR antibodies. Applicant/Owner: Novo Nordisk.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
KIROSTIM NN 7575	7575.000-US	US 60/879964 11-Jan-2007	Anti-KIR antibodies, formulations, and uses thereof	Expired
Idem	7575.010-US	US 60/911527 13-Apr-2007	Idem	Expired
Idem	7575.204-WO	PCT/EP2008/050306 11-Jan-2008	Idem	Published as WO2008/084106
Idem		AU 2008204433	Idem	Granted
Idem		AU 2013237638	Idem	Granted
Idem		CA 2,675,291	Idem	Granted
Idem		CN 200880002001.2	Idem	Granted
Idem		CN 2015101427263	Idem	Granted
Idem		EP 08707869.7	Idem	Granted
Idem		EP 13159380.8	Idem	Granted
Idem		JP 2013-213757	Idem	Granted
Idem		US 14/606,814	Idem	Granted
Idem		US 15/849,128	Idem	Granted

7. Anti-NKG2A (and other receptors) mAbs for inflammatory indications. Applicant/Owner: IPH, UG and NN.

IPH Ref.	NN Ref.	Application No. Filing date	Title	Status
LDGL-CIP	INNA-051014-WO	PCT/EP2006/067399 13-Oct-2006	Compositions and Methods for treating Proliferative Disorders	Published as WO2007/042573 National phase entered
Idem	INNA-051014-US	US 12/089,314 4-Apr-2008	Idem	Granted
Idem	INNA-051014-AU	AU 200630116 13-Oct-2006	Idem	Granted
Idem	INNA-051014-CA	CA 2,623,109 13-Oct-2006	Idem	Granted
Idem	INNA-051014-CN	CN 200680038141.6 13-Oct-2006	Idem	Granted
Idem	INNA-051014-EP	EP 06 807262.8 13-Oct-2006	Idem	Granted
Idem		EP 11150593.9	Idem	Granted
Idem	INNA-051014-JP	JP 2008-535041 13-Oct-2006	Idem	Granted